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                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2002



                       Advanta Corp. Employee Savings Plan
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


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

         Delaware                                 0-14120                                  23-1462070
---------------------------------           ----------------------              --------------------------
(State or other jurisdiction                (Commission File                    (IRS Employer
 of incorporation)                            Number)                            Identification No.)

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
Welsh and McKean Roads, P.O. Box 844, Spring House, PA                  19477
------------------------------------------------------                 ---------
(Address of principal executive offices)                                        (Zip Code)

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Registrant's telephone number, including area code: (215) 657-4000
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Item 4.  Changes in Registrant's Certifying Accountant.

         On June 28, 2002, Advanta Corp. ("Advanta"), the Administrator of the Advanta Corp. Employee Savings Plan (the "Plan") engaged KPMG LLP as its independent public accountants and dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants. The decision to change Advanta's independent public accountants was recommended by Advanta's senior management and Audit Committee and approved by the Board of Directors. As a result of this action, KPMG LLP will audit the financial statements of the Plan for the year ended December 31, 2001.

         The decision to change independent public accountants was not the result of any disagreement with Andersen with respect to any reporting or disclosure requirement applicable to the Plan. Andersen's reports on the Plan's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the fiscal years ended December 31, 2000 and 1999 and the subsequent interim period between December 31, 2000 and the dismissal of Andersen, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement(s) in connection with its reports for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Advanta provided Andersen a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter dated June 28, 2002 stating that it has found no basis for disagreement with such statements.

         During the fiscal years ended December 31, 2000 and 1999 and the subsequent interim period between December 31, 2000 and the filing date of this Current Report on Form 8-K, Advanta did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.           EXHIBITS.

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Exhibit No.                                                   Exhibit
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  16                        Letter from Arthur Andersen LLP to the Securities and Exchange
                            Commission, dated June 28, 2002
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                                      -2-
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Advanta Corp. Employee Savings Plan

                              By:  /s/ Philip M. Browne
                                   ---------------------------------------------
                                   Philip M. Browne
                                   Member of the Committee Administering
                                   the Plan

June 28, 2002


                                      -3-
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                                  EXHIBIT INDEX
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     Exhibit No.                              Exhibit                                 Manner of Filing
     -----------                              -------                                 ----------------
          16            Letter from Arthur Andersen LLP to the Securities    Filed electronically herewith
                        and Exchange Commission, dated June 28, 2002
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